Exhibit 99.1

Enova Withdraws Bank Regulatory Applications

Company Reaffirms 2026 Guidance and Intends to Accelerate Share Repurchases

CHICAGO, September 14, 2026/PR Newswire/–Enova International (NYSE: ENVA), a leading financial services company powered by machine learning and world-class analytics, today announced that it has withdrawn its applications with the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System related to the proposed acquisition of Grasshopper Bancorp, Inc. (“Grasshopper”).

Throughout the application process, Enova has worked constructively and transparently with regulators, responding promptly and fully to requests and building an application that Enova believes satisfies the statutory criteria for approval.

“After a thorough evaluation, we are confident that withdrawing our applications is the best decision for Enova and our shareholders. Bank regulatory guidelines and attitudes have not kept pace with the realities of meeting the credit needs of tens of millions of consumers and small businesses underserved by traditional banks. Regulators do not have clear standards for nonbanks that want to become banks and that serve customers whose credit needs today are met mostly outside of the banking system. Without clearly articulated standards, the process is susceptible to political pressure and outside advocacy, rather than being guided strictly by the statutory factors that should govern it,” said Steve Cunningham, Enova’s CEO.

Cunningham continues, “Enova has proven capabilities, a clear strategy and the best team in the industry. We will continue to leverage these strengths, as well as new products and innovations, to meet the credit needs of the consumers and small businesses that traditional banks are leaving behind. Our future growth and success do not depend on becoming a bank.”

2026 Earnings Outlook and Share Repurchases

Enova reaffirms its full-year and third-quarter 2026 guidance provided on the July 23rd earnings call. For the third quarter, the Company expects revenue growth of around 25% and adjusted EPS growth of around 30% year-over-year. For the full year, the Company continues to expect revenue growth of 20% to 25% and adjusted EPS growth of 30% to 35% year-over-year.

“The growth and credit trends we've seen so far this quarter give us confidence in our outlook," said Scott Cornelis, Enova's CFO. "Given our financial performance, flexible balance sheet and solid liquidity position, we intend to accelerate our share repurchase activity for the remainder of 2026.”

As of June 30, 2026, the Company had $218 million available for share repurchases under its senior note covenants and $349 million available under its current Board authorization that expires on June 30, 2027.

Conference Call and Webcast Information

Enova will host a call to discuss these developments at 4:00 p.m. Central Time / 5:00 p.m. Eastern Time today. The live webcast of the call can be accessed at the Enova Investor Relations website at http://ir.enova.com. The U.S. dial-in for the call is 1-855-560-2575 (1-412-542-4161 for non-U.S. callers). Please ask to be joined to the Enova call. A replay of the conference call will be available until September 21, 2026, at 10:59 p.m. Central Time / 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Enova Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is 1-855-669-9658 (1-412-317-0088). The replay access code is 1398265.

About Enova

Enova International (NYSE: ENVA) is a leading online financial services company that serves small businesses and consumers who are underserved by traditional banks. For over 20 years, Enova has provided over $72 billion in loans and financing to more than 15 million customers by offering a suite of market-leading products powered by the company's world-class analytics, machine learning algorithms and proprietary technology. You can learn more about the company and its portfolio of businesses at www.enova.com.

Cautionary Statement Concerning Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release.

Non-GAAP Financial Measures

In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States, or GAAP, Enova provides historical non-GAAP financial information. Enova presents non-GAAP financial information because such measures are used by management in understanding the activities and business metrics of Enova's operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova's business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of Enova's GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, Enova's financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Combined Loans and Finance Receivables
The combined loans and finance receivables measures are non-GAAP measures that include loans and finance receivables that Enova owns or has purchased and loans that Enova guarantees. Management believes these non-GAAP measures provide management and investors with important information needed to evaluate the magnitude of potential receivable losses and the opportunity for revenue performance of the loans and finance receivable portfolio on an aggregate basis. Management also believes that the comparison of the aggregate amounts from period to period is more meaningful than comparing only the amounts reflected on Enova's consolidated balance sheet since revenue is impacted by the aggregate amount of receivables owned by Enova and those guaranteed by Enova as reflected in its consolidated financial statements.

Adjusted Earnings Measures
Enova provides adjusted earnings and adjusted earnings per share, or, collectively, the Adjusted Earnings Measures, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which can provide a more complete understanding of Enova's financial performance, competitive position and prospects for the future. Management utilizes, and also believes that investors utilize, the Adjusted Earnings Measures to assess operating performance, recognizing that such measures may highlight trends in Enova's business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the Adjusted Earnings Measures are useful to management and investors in comparing Enova's financial results during the periods shown without the effect of certain items that are not indicative of Enova's core operating performance or results of operations.

Adjusted EBITDA Measures
Enova provides Adjusted EBITDA and Adjusted EBITDA margin, or, collectively, the Adjusted EBITDA measures, which are non-GAAP measures. Adjusted EBITDA is a non-GAAP measure that Enova defines as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation and certain other items, as appropriate, that are not indicative of our core operating performance. Adjusted EBITDA margin is a non-GAAP measure that Enova defines as Adjusted EBITDA as a percentage of total revenue. Management utilizes, and also believes that investors utilize, Adjusted EBITDA Measures to analyze operating performance and evaluate Enova's ability to incur and service debt and Enova's capacity for making capital expenditures. Enova believes that Adjusted EBITDA is useful to management and investors in comparing Enova's financial results during the periods shown without the effect of certain non-cash items and certain items that are not indicative of Enova's core operating performance or results of operations. Adjusted EBITDA Measures are also useful to investors to help assess Enova's estimated enterprise value.

SOURCE Enova International, Inc.

For further information:

Public Relations Contact:

Erin Yeager

Email: media@enova.com

Investor Relations Contact:

Lindsay Savarese

Office: (212) 331-8417

Email: IR@enova.com